Certified    Rothstein, Kass & Company, P.C.  Beverly Hills
                     Public       4 Becker Farm Road               Dallas
                     Accountants  Roseland, NJ 07068               Denver
                                  TEL 973.994.6666                 Grand Cayman
                                  FAX 973.994.0337                 New York
                                  www.rkco.com                     Roseland
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ROTHSTEIN KASS

                               September 26, 2006

     Securities and Exchange Commission
     100 F Street, N.E.
     Washington, D.C. 20549


     RE: Alloy Steel International, Inc. (Commission File No. 000-32875)

     We have read the statements that we understand Alloy Steel International, Inc. will include under Item 4 of the Form 8-K/A report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements under made under Item 4.

                                        Very truly yours,

                                        /s/ Rothstein, Kass & Company, P.C.

                                        Rothstein, Kass and Company, P.C.